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                                STI CLASSIC FUNDS

                   SUPPLEMENT DATED DECEMBER 18, 2006, TO THE
                      STI CLASSIC CAPITAL APPRECIATION FUND
                        PROSPECTUSES (A, C AND I SHARES)
                              DATED AUGUST 1, 2006


The STI Classic Capital Appreciation Fund (the "Fund") may invest in listed American Depositary Receipts ("ADRs").

The following paragraph is added to WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND:

           Because the Fund may invest in ADRs, it is subject to some of the same risks as direct investments in foreign companies. These include the risk that political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the country-regionU.S. economy or similar issuers located in the placecountry-regionUnited States.

The Fund is added to the list of funds subject to Foreign Security Risk in MORE INFORMATION ABOUT RISK.







               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SP-CAF-1206